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                                 EXHIBIT 10.72

                                PLEDGE AGREEMENT
                                ----------------


          THIS PLEDGE AGREEMENT is made this 1st day of May, 1997, between Mark Amin ("Amin") and Susan Amin (collectively, the "Pledgor") on the one hand, and TRIMARK PICTURES, INC., a California corporation (the "Company") on the other hand, with reference to the following facts:

          Concurrently herewith, the Company is making a loan to Amin in the aggregate principal amount of up to $750,000 evidenced by that certain Secured Promissory Note dated of even date herewith (the "Note"), which Note is attached hereto as Exhibit A and incorporated herein by reference as though set forth in full. The Pledgor has agreed to pledge the collateral described herein to the Company as collateral security for the repayment of the Note.

          In consideration of the promises and covenants contained herein, and in order to secure the Note, the parties hereto hereby agree as follows:

          1.  Pledge.  For good and valuable consideration, the receipt of which
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is hereby acknowledged, the Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto the Company, and grants the Company a security interest in, 230,000 shares of common stock of Trimark Holdings, Inc. ("Holdings") represented by Certificate No. V1295 (the "Shares")
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with attached stock powers duly endorsed by Amin in blank. The Company shall not encumber or dispose of the Shares

          except in accordance with the terms and provisions of this Pledge Agreement.

          2. Additional Security. In the event that at any time during the term
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of this Pledge Agreement the "current market value" of the Shares is not at least equal to 200% of the then aggregate outstanding principal balance and accrued but unpaid interest owed under the Note (the "Deficiency"), the Pledgor agrees to promptly pledge and deliver to the Company and to grant the Company a security interest in such additional number of shares of Holdings stock (or, if the Pledgor does not then own sufficient shares of Holdings stock, such other security deemed appropriate by the Company) having a current market value at least equal to 200% of the Deficiency. Such additional shares shall be subject to the same provisions of this Pledge Agreement as the Shares. The "current market value" of the Shares shall be determined in compliance with (S)207.2(c) of Regulation G of the Federal Reserve Board and to the extent consistent therewith shall be computed by multiplying the number of Shares by the closing price of Holdings common stock on the NASDAQ Stock Market on the business day immediately prior to the day in question as reported in The Wall Street Journal, or, if shares of Holdings

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common stock are not at such time quoted on the NASDAQ Stock Market, the closing price or the average of the closing bid and asked prices in the over-the-counter market as reported in The Wall Street Journal, or if not so reported, as otherwise reported by the NASDAQ Stock Market or by the National Quotations Bureau, Incorporated, or similar organization, or, if no such quotations are available, the current market value as determined by the Company (whose determination shall be conclusive).

          3.  Voting Right.  So long as the Pledgor is not in default in the
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performance of any of the terms or conditions of this Pledge Agreement or the
Note, the Pledgor shall have all voting rights attaching to the Shares.
However, notwithstanding the foregoing, upon the occurrence and during the continuance of any default by the Pledgor in the performance of any of the terms of this Pledge Agreement or the Note, there shall become vested immediately in the Company exclusive authority to exercise all voting rights relative to the Shares.

          4.  Representations.  The Pledgor hereby represents and warrants that
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there are now, and during the term of this Pledge Agreement will be, no restrictions upon his transfer of the Shares, other than under the securities laws, state or federal, including without limitation, the Securities Act of 1933, as amended, and that the Pledgor has the right to pledge the Shares

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in accordance with the terms of this Pledge Agreement and the Note, free of any other encumbrances or claims whatsoever.

          5.  Stock Adjustments.  In the event that during the term of this
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Pledge Agreement any stock dividend, reclassification, adjustment, recapitalization or any other change is declared or effected in the capital structure of Holdings, or any distributions in property or otherwise are made on or in respect of the Shares, whether resulting from any stock dividend, reclassification, adjustment, recapitalization or any other change relative to the Shares or received in exchange for the Shares, or any part thereof, or as a result of any merger, consolidation, acquisition, or other exchange of assets, all new, substituted or additional shares, or other securities, property or distributions issued or received by the Pledgor by reason of any of the foregoing occurrences shall be held by the Company under the terms of this Pledge Agreement, and in the same manner as the Shares are being held hereunder.

          6.  Payment of Note.  Upon payment of the Note in full and all accrued
              ---------------
but unpaid interest thereon, and when all of the terms and conditions of the Note are satisfied, the Company shall deliver to the Pledgor the Shares, or such portion thereof then being held by the Company hereunder, free and clear of any lien of the Company.

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          7.  Default.  In the event that the Pledgor defaults in the
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performance of any of the terms or conditions of this Pledge Agreement or of the
Note, and provided that the Company has given the Pledgor five (5) days' written notice of such default and within such period the default has not been cured, the Company shall have all of the rights and remedies as provided by the Uniform Commercial Code then in force in the State of California. In order to effectuate the foregoing in the circumstances in which the collateral consists of the Shares, upon any uncured default by the Pledgor, the current market value of the Shares (as determined in accordance with Paragraph 2 hereof) shall be computed as of the close of business of the next business day following expiration of the cure period. The Company shall retain such number of Shares having a current market value equal to the outstanding principal balance of the Note and all accrued but unpaid interest thereon, plus the amount of the expenses incurred by the Company arising out of the default, including, but not limited to, reasonable attorney's fees, and shall return the balance of the Shares to the Pledgor. The Shares retained by the Company shall be reissued in the Company's or Holdings' name and shall be held by the Company or Holdings as treasury stock and shall thereafter not be subject to the provisions of this Pledge Agreement. In the event that the

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current market value of the Shares is less than the outstanding principal balance of the Note, accrued but unpaid interest thereon, plus the foregoing expenses, the Pledgor shall remain liable to the Company for any such deficiency.

          8.  Power of Attorney.  The Pledgor hereby appoints the Company as the
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Pledgor's attorney-in-fact for the purposes of carrying out the provisions of this Pledge Agreement, and taking any action and executing any instrument which the Company may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and is coupled with an interest.

          9.  No Waiver.  No failure on the part of the Company to exercise, and
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no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy exclude any other further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

          10.  Termination.  This Pledge Agreement shall terminate when the Note
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and all interest accrued thereon have been paid in full, and when all of the other terms and conditions of this Pledge Agreement and the Note have been fully performed and satisfied.

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          11.  Binding Agreement; Assignment.  This Pledge Agreement and the
               -----------------------------
terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and to the holders of all indebtedness secured hereby and their respective heirs, successors and permitted assigns; provided, however, that the Pledgor shall not be permitted to assign his rights in, or obligations under, this Pledge Agreement or any other interest herein, or any interest in the Shares, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Shares, or any part thereof, or any other property held by the Company as collateral security under this Pledge Agreement.

          12.  Law.  This Pledge Agreement shall be construed in accordance with
               ---
and governed by the laws of the State of California.

          13.  No Representation.  The execution of this Pledge Agreement by
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Susan Amin in no way constitutes an admission, acknowledgment or representation by any party hereto that she has or may have (or hasn't or may not have) a community property interest in the Shares.

          14.  Notices.  All notices, consents, demands or other communications
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required or permitted to be given pursuant to this Pledge Agreement shall be in writing and shall be deemed

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sufficiently given on (i) the day on which delivered personally or delivered by fax (with prompt confirmation by mail) during a business day to the appropriate location listed as the address below, or (ii) two (2) business days after the posting thereof by United States registered or certified first class mail, return receipt requested with postage and fees prepaid.

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          IN WITNESS WHEREOF, the parties hereto have executed this Pledge
Agreement on the date first above written.

                                             PLEDGOR:


                                             -----------------------------------
                                             MARK AMIN



                                             -----------------------------------
                                             SUSAN AMIN


                                             Address:
                                             2644 30th Street
                                             Santa Monica, CA 90405

                                             COMPANY:

                                             TRIMARK PICTURES, INC.
                                             a California corporation


                                             By:
                                                 -------------------------------

                                             Its:
                                                  ------------------------------

                                             Address:
                                             2644 30th Street
                                             Santa Monica, CA 90405
                                             Attn:  Chief Financial Officer

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